SPARTAN(registered trademark) CALIFORNIA INTERMEDIATE MUNICIPAL INCOME FUND Telephone Voting Script
Introduction
HELLO, MR./MS. (SHAREHOLDER). MY NAME IS ___________. I AM CALLING ON BEHALF OF FIDELITY INVESTMENTS FOLLOWING UP ON A RECENT FEDERAL EXPRESS PACKAGE THEY SENT YOU REGARDING THE SPARTAN CALIFORNIA INTERMEDIATE MUNICIPAL INCOME FUND. I'M ASSISTING FIDELITY IN CONNECTION WITH THE PROXY
VOTE TO APPROVE AN IMPORTANT PROPOSAL THAT AFFECTS YOUR FUND.   I AM
CALLING YOU TO FOLLOW UP ON THE FEDERAL EXPRESS PACKAGE.
Q.  HAVE YOU RECEIVED THE FEDERAL EXPRESS PACKAGE?
If NO: Confirm shareholder's address for the purpose of sending proxy materials.
Q: COULD I PLEASE CONFIRM YOUR ADDRESS FOR THE PURPOSE OF SENDING PROXY MATERIALS TO YOU VIA FEDERAL EXPRESS?
(If address is incorrect, please write down correct address at end of script under "Comments" and forward to Fidelity.)
Tell the shareholder that a new package will be overnighted to him/her.
Ask the shareholder to review the material upon receipt and reconsider his/her vote in the event that he/she voted "Against" or "Abstain". Fidelity will provide a Federal Express envelope to speed the return of his/her signed proxy. The customer will need to call Federal Express, which will pick up the envelope at his/her location. There is no charge for either the phone call or the pick-up. Inform the shareholder that if he/she wishes to vote by fax or by telephone, he/she may do so. Thank the shareholder for his/her time. (End phone call.)
I WILL HAVE A NEW PROXY PACKAGE OVERNIGHTED TO YOU VIA FEDERAL EXPRESS. PLEASE REVIEW THE MATERIAL WHEN YOU RECEIVE IT. THE FEDERAL EXPRESS PACKAGE INCLUDES A LETTER FROM FIDELITY THAT ASKS YOU TO RECONSIDER YOUR VOTE IN THE EVENT THAT YOU VOTED "AGAINST" OR "ABSTAIN".
IF YOU WOULD LIKE TO CHANGE YOUR VOTE, THERE ARE SEVERAL OPTIONS. YOU CAN VOTE BY TELEPHONE, BY FAX, OR BY RETURNING THE FEDERAL EXPRESS ENVELOPE THAT FIDELITY WILL PROVIDE. FEDERAL EXPRESS WILL PICK UP THE ENVELOPE AT YOUR LOCATION. THERE IS NO CHARGE FOR EITHER THE PHONE CALL OR THE PICK-UP. PLEASE RESPOND PROMPTLY WHEN YOU RECEIVE THE PACKAGE TO ENSURE THAT YOUR VOTE IS RECEIVED BEFORE THE SHAREHOLDER MEETING ON AUGUST 4TH. THANK YOU FOR YOUR TIME THIS AFTERNOON/EVENING. (End call.)
If YES: Q:  HAVE YOU REVIEWED THE MATERIAL?
If NO: PLEASE REVIEW THE MATERIAL AT YOUR EARLIEST CONVENIENCE. SPECIFICALLY, PLEASE REVIEW THE LETTER FROM FIDELITY THAT ASKS YOU TO RECONSIDER YOUR VOTE IN THE EVENT THAT YOU VOTED "AGAINST" OR "ABSTAIN".
IF AFTER REVIEWING THE LETTER YOU WISH TO CHANGE YOUR VOTE, YOU MAY DO SO VIA FEDERAL EXPRESS, FAX OR A SIMPLE PHONE CALL TO D.F.KING. PLEASE REPLY PROMPTLY SO THAT YOUR VOTE CAN BE COUNTED IN ADVANCE OF THE SHAREHOLDER MEETING SCHEDULED FOR AUGUST 4TH.

If shareholder sounds hostile:
 Thank the shareholder for his/her time. (End call.)

 THANK YOU FOR YOUR TIME THIS EVENING. (End call.)
If YES: Only answer questions using the proxy material. (See attached list of approved Q&A). (DO NOT GUESS). DO NOT attempt to answer questions that are account-specific, outside the scope of the proxy statement, or technical in nature. If he/she would like to discuss reasons for changing his/her vote, ask if he/she would like to have a senior executive at Fidelity call to discuss the proposal and answer any questions. Ask whether morning or afternoon is preferable and note the issues and phone number on the log sheet.
 Q. DO YOU HAVE ANY QUESTIONS?
[Are questions outside scope of proxy statement?]
If YES: ALTHOUGH I CANNOT ANSWER THAT QUESTION, WOULD YOU LIKE TO HAVE A SENIOR EXECUTIVE AT FIDELITY CALL YOU BACK? I CAN ARRANGE TO HAVE SOMEONE CALL YOU TO DISCUSS THE PROPOSAL AND ANSWER ANY QUESTIONS YOU MAY HAVE. WOULD MORNING OR AFTERNOON BE A BETTER TIME FOR FIDELITY TO CONTACT YOU?
Note: If shareholder does not want to speak to Fidelity, thank shareholder and end call.
 WE APPRECIATE YOUR PARTICIPATION IN THIS IMPORTANT PROXY VOTE FOR YOUR FUND. THANK YOU FOR YOUR TIME. (end call)
If No More Questions: If the shareholder has no more questions, ask if he/she would like to reconsider his/her vote. Offer the shareholder the opportunity to vote by telephone. Let the shareholder know that you will be recording the next part of the call, to ensure the accuracy of his/her vote. Confirm the shareholder's identity by having him/her repeat his/her full name, address and the last 4 digits of his/her social security number. Record the shareholder's vote on the proposal.
 - Inform the shareholder that a confirmation letter will be sent to him/her, with a phone number to call if an error was made in recording his/her vote. Thank the shareholder for his/her time, and end the call.

Q. THE LETTER IN THE FEDERAL EXPRESS PACKAGE FROM FIDELITY ASKS YOU TO RECONSIDER YOUR VOTE IN THE EVENT THAT YOU VOTED "AGAINST" OR "ABSTAIN".
IF YOU VOTED "AGAINST" OR "ABSTAIN", WOULD YOU LIKE TO RECONSIDER YOUR VOTE FOR THE PROPOSAL?
IF NO: WE APPRECIATE YOUR PARTICIPATION IN THIS IMPORTANT PROXY VOTE FOR YOUR FUND. THANK YOU FOR YOUR TIME. (end call)
If YES: TO FACILITATE YOUR VOTING OF THE PROXY, YOU CAN VOTE BY TELEPHONE. IF YOU WOULD LIKE TO VOTE BY TELEPHONE, THE NEXT PART OF OUR CALL WILL BE RECORDED. THIS IS TO ENSURE THE ACCURACY OF YOUR VOTE. ALSO, WE WILL BE SENDING YOU A CONFIRMATION LETTER FOR YOUR RECORDS WITH A PHONE NUMBER TO CALL IN CASE ANY ERROR WAS MADE IN RECORDING YOUR VOTE.
 Q.  WOULD YOU LIKE TO VOTE BY TELEPHONE?
 If NO: WE APPRECIATE YOUR PARTICIPATION IN THIS IMPORTANT PROXY VOTE FOR YOUR FUND. THANK YOU FOR YOUR TIME. (end call)
If YES: Confirm the shareholder's identity by having him/her repeat their full name, address and the last 4 digits of his/her social security number. Record the shareholder's vote on the proposal.
Q. COULD I PLEASE HAVE THE LAST FOUR DIGITS OF YOUR SOCIAL SECURITY NUMBER? (If it doesn't match, ask for the last four digits of the social security number on the account.)
 (If customer does not feel comfortable giving any part of his/her social security number, empathize and say that we require identification through this method to take a vote over the phone. If the customer is still uncomfortable, explain that while you cannot take the vote over the phone, they can vote by returning the signed proxy card by Federal Express or fax.)
 I UNDERSTAND THAT YOU MAY FEEL UNCOMFORTABLE GIVING PART OF YOUR SOCIAL SECURITY NUMBER OVER THE PHONE. IT IS PART OF OUR REQUIRED PROCEDURES, HOWEVER, TO ENSURE PROPER IDENTIFICATION BEFORE WE TAKE ANY VOTES OVER THE PHONE. IS THIS OK WITH YOU? (If customer agrees, proceed with vote. If customer doesn't agree, thank him for his/her time and end call.)

 DOES NOT AGREE TO GIVE LAST FOUR DIGITS OF SSN: UNFORTUNATELY, I WILL NOT BE ABLE TO TAKE YOUR VOTE OVER THE PHONE. AT YOUR EARLIEST CONVENIENCE, PLEASE REVIEW THE LETTER FROM FIDELITY. IF YOU DO WISH TO CHANGE YOUR VOTE, BE SURE TO SIGN, DATE AND MAIL THE PROXY CARD IN THE FEDERAL EXPRESS ENVELOPE PROVIDED.
 WE APPRECIATE YOUR PARTICIPATION IN THIS IMPORTANT PROXY VOTE FOR YOUR FUND. THANK YOU FOR YOUR TIME. (end call)
 AGREES TO GIVE LAST FOUR DIGITS OF SSN:
 IF YOU WOULD LIKE TO CHANGE YOUR VOTE BY TELEPHONE, I WILL READ YOU THE PROPOSAL AND ASK YOU WHETHER YOU VOTE "FOR", "AGAINST", OR "ABSTAIN".
 THE MERGER PROPOSAL IS: "TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION BETWEEN SPARTAN CALIFORNIA INTERMEDIATE MUNICIPAL INCOME FUND AND FIDELITY CALIFORNIA MUNICIPAL INCOME FUND."
DO YOU VOTE "FOR", "AGAINST", OR "ABSTAIN" ?
 THANK YOU.  AS I MENTIONED, I'LL BE SURE TO SEND A CONFIRMATION OF YOUR
VOTE TO YOU BY MAIL.   THANKS FOR YOUR TIME THIS EVENING. (End call.)

SPARTAN(registered trademark) CALIFORNIA INTERMEDIATE MUNICIPAL INCOME FUND FAX INSTRUCTIONS
[For customers who would like to fax their vote to the proxy tabulator:]
IF YOU WOULD LIKE, YOU CAN FAX YOUR SIGNED PROXY CARD TO THE PROXY TABULATOR. THE FAX NUMBER IS 1-888-451-8683. IF YOU CHOOSE TO FAX, PLEASE FAX BOTH THE FRONT AND BACK OF YOUR CARD.

SPARTAN(registered trademark) CALIFORNIA INTERMEDIATE MUNICIPAL INCOME FUND Script for Leaving a Message on an Answering Machine
HELLO, MR./MS. (SHAREHOLDER). MY NAME IS ___________. I AM CALLING ON BEHALF OF FIDELITY INVESTMENTS FOLLOWING UP ON A RECENT PROXY MAILING THEY SENT YOU VIA FEDERAL EXPRESS REGARDING THE SPARTAN CALIFORNIA INTERMEDIATE MUNICIPAL INCOME FUND. WE ARE ASSISTING FIDELITY IN CONNECTION WITH THE PROXY VOTE TO APPROVE AN IMPORTANT PROPOSAL THAT AFFECTS YOUR FUND.
IN THE MATERIALS PROVIDED BY FIDELITY, THERE IS A LETTER THAT ASKS YOU TO RECONSIDER YOUR VOTE IN THE EVENT THAT YOU VOTED "AGAINST" OR "ABSTAIN".
IF YOU WOULD LIKE TO CHANGE YOUR VOTE, YOU MAY EITHER RETURN THE SIGNED PROXY CARD BY FEDERAL EXPRESS OR CAST YOUR VOTE BY PHONE BY CALLING D.F. KING. IF YOU HAVE ANY QUESTIONS ABOUT THE PROPOSAL OR WOULD LIKE TO CHANGE YOUR VOTE, PLEASE CALL D.F. KING AT 1-800-628-8538. THANK YOU FOR YOUR TIME.

SPARTAN(registered trademark) CALIFORNIA INTERMEDIATE MUNICIPAL INCOME FUND LOG SHEET
 Date__________________
 DF King Rep_________________
Address Correction
Social Security No.  (record from database; do not ask
shareholder)________________
Shareholder Name_______________________________________________________
Street Address _________________________________________________________
City_________________________State_____________Zip Code_________________
Materials to Be Sent
Proxy Card Only ________
Full Proxy Kit  __________
Comments
Notable Shareholder Response____________________________________________
_____________________________________________________________________
_____________________________________________________________________
Issues/Best Time to
Call____________________________________________________
______________________________________________________________________
______________________________________________________________________
Was Shareholder Transferred to Fidelity Representative?
Yes_______No________
Fidelity to contact this shareholder?  (List issues above)
Yes_______No________


SPARTAN(registered trademark) CALIFORNIA INTERMEDIATE MUNICIPAL INCOME FUND Telephone Voting Script
Introduction
HELLO, MR./MS. (SHAREHOLDER). MY NAME IS ___________. I AM CALLING ON BEHALF OF FIDELITY INVESTMENTS FOLLOWING UP ON PROXY MATERIALS THEY RECENTLY SENT YOU REGARDING THE SPARTAN CALIFORNIA INTERMEDIATE MUNICIPAL INCOME FUND. I'M ASSISTING FIDELITY IN CONNECTION WITH THE PROXY VOTE TO
APPROVE AN IMPORTANT PROPOSAL THAT AFFECTS YOUR FUND.   I AM CALLING YOU TO
FOLLOW UP ON THE PROXY MAILING.
Q. HAVE YOU RECEIVED THE PROXY MATERIALS? IT SHOULD HAVE ARRIVED ABOUT 2 WEEKS AGO.
If NO: Confirm shareholder's address for the purpose of sending proxy materials.
Q: COULD I PLEASE CONFIRM YOUR ADDRESS FOR THE PURPOSE OF SENDING PROXY MATERIALS TO YOU VIA FEDERAL EXPRESS?
(If address is incorrect, please write down correct address at end of script under "Comments" and forward to Fidelity.)
Tell the shareholder that a new package will be overnighted to him/her.
Ask the shareholder to review the material upon receipt and vote his/her shares by returning the signed proxy card. Fidelity will provide a Federal Express envelope to speed the return of his/her signed proxy. The customer will need to call Federal Express, which will pick up the envelope at his/her location. There is no charge for either the phone call or the pick-up. Inform the shareholder that if he/she wishes to vote by fax or by telephone, he/she may do so. Thank the shareholder for his/her time. (End phone call.)
I WILL HAVE A NEW PROXY PACKAGE OVERNIGHTED TO YOU VIA FEDERAL EXPRESS. PLEASE REVIEW THE MATERIAL WHEN YOU RECEIVE IT.
IF YOU WOULD LIKE TO VOTE, THERE ARE SEVERAL OPTIONS. YOU CAN VOTE BY TELEPHONE, BY FAX, OR BY RETURNING THE FEDERAL EXPRESS ENVELOPE THAT FIDELITY WILL PROVIDE. FEDERAL EXPRESS WILL PICK UP THE ENVELOPE AT YOUR LOCATION. THERE IS NO CHARGE FOR EITHER THE PHONE CALL OR THE PICK-UP. PLEASE RESPOND PROMPTLY WHEN YOU RECEIVE THE PACKAGE TO ENSURE THAT YOUR VOTE IS RECEIVED BEFORE THE SHAREHOLDER MEETING ON AUGUST 4TH. THANK YOU FOR YOUR TIME THIS AFTERNOON/EVENING. (End call.)
If YES: Q:  HAVE YOU REVIEWED THE PROXY MATERIAL?
If NO: PLEASE REVIEW THE MATERIAL AT YOUR EARLIEST CONVENIENCE AND VOTE YOUR SHARES BY SIGNING, DATING, AND RETURNING THE PROXY CARD. IF YOU WOULD LIKE, YOU MAY ALSO VOTE BY PHONE WITH A QUICK CALL TO D.F. KING AT 1-800-628-8538.
PLEASE REPLY PROMPTLY SO THAT YOUR VOTE CAN BE COUNTED IN ADVANCE OF THE SHAREHOLDER MEETING SCHEDULED FOR AUGUST 4TH.

If shareholder sounds hostile:
 THANK YOU FOR YOUR TIME THIS EVENING. (End call.)
If YES: Only answer questions using the proxy material. (See attached list of approved Q&A). (DO NOT GUESS). DO NOT attempt to answer questions that are account-specific, outside the scope of the proxy statement, or technical in nature. If he/she would like to discuss technical reasons for voting, ask if he/she would like to have a senior executive at Fidelity call to discuss the proposal and answer any questions. Ask whether morning or afternoon is preferable and note the issues and phone number on the log sheet.
 Q. DO YOU HAVE ANY QUESTIONS?
[Are questions outside scope of proxy statement?]
If YES: ALTHOUGH I CANNOT ANSWER THAT QUESTION, WOULD YOU LIKE TO HAVE A SENIOR EXECUTIVE AT FIDELITY CALL YOU BACK? I CAN ARRANGE TO HAVE SOMEONE CALL YOU TO DISCUSS THE PROPOSAL AND ANSWER ANY QUESTIONS YOU MAY HAVE. WOULD MORNING OR AFTERNOON BE A BETTER TIME FOR FIDELITY TO CONTACT YOU?
Note: If shareholder does not want to speak to Fidelity, thank shareholder and end call.
 WE APPRECIATE YOUR PARTICIPATION IN THIS IMPORTANT PROXY VOTE FOR YOUR FUND. THANK YOU FOR YOUR TIME. (end call)
If No More Questions: If the shareholder has no more questions, offer the shareholder the opportunity to vote by telephone. Let the shareholder know that you will be recording the next part of the call, to ensure the accuracy of his/her vote. Confirm the shareholder's identity by having him/her repeat his/her full name, address and the last 4 digits of his/her social security number. Record the shareholder's vote on the proposal.
 - Inform the shareholder that a confirmation letter will be sent to him/her, with a phone number to call if an error was made in recording his/her vote. Thank the shareholder for his/her time, and end the call.

TO FACILITATE YOUR VOTING OF THE PROXY, YOU CAN VOTE BY TELEPHONE. IF YOU WOULD LIKE TO VOTE BY TELEPHONE, THE NEXT PART OF OUR CALL WILL BE RECORDED. THIS IS TO ENSURE THE ACCURACY OF YOUR VOTE. ALSO, WE WILL BE SENDING YOU A CONFIRMATION LETTER FOR YOUR RECORDS WITH A PHONE NUMBER TO CALL IN CASE ANY ERROR WAS MADE IN RECORDING YOUR VOTE.
 Q.  WOULD YOU LIKE TO VOTE BY TELEPHONE?
 If NO: THANK YOU FOR YOUR TIME.  (end call)
If YES: Confirm the shareholder's identity by having him/her repeat their full name, address and the last 4 digits of his/her social security number. Record the shareholder's vote on the proposal.
Q. COULD I PLEASE HAVE THE LAST FOUR DIGITS OF YOUR SOCIAL SECURITY NUMBER? (If it doesn't match, ask for the last four digits of the social security number on the account.)
 (If customer does not feel comfortable giving any part of his/her social security number, empathize and say that we require identification through this method to take a vote over the phone. If the customer is still uncomfortable, explain that while you cannot take the vote over the phone, they can vote by returning the signed proxy card.)
 I UNDERSTAND THAT YOU MAY FEEL UNCOMFORTABLE GIVING PART OF YOUR SOCIAL SECURITY NUMBER OVER THE PHONE. IT IS PART OF OUR REQUIRED PROCEDURES, HOWEVER, TO ENSURE PROPER IDENTIFICATION BEFORE WE TAKE ANY VOTES OVER THE PHONE. IS THIS OK WITH YOU? (If customer agrees, proceed with vote. If customer doesn't agree, thank him for his/her time and end call.)

 DOES NOT AGREE TO GIVE LAST FOUR DIGITS OF SSN: UNFORTUNATELY, I WILL NOT BE ABLE TO TAKE YOUR VOTE OVER THE PHONE. AT YOUR EARLIEST CONVENIENCE, PLEASE REVIEW THE PROXY MATERIAL FROM FIDELITY. IF YOU DO WISH TO CHANGE YOUR VOTE, BE SURE TO SIGN, DATE AND MAIL THE PROXY CARD IN THE FEDERAL EXPRESS ENVELOPE PROVIDED.
 WE APPRECIATE YOUR PARTICIPATION IN THIS IMPORTANT PROXY VOTE FOR YOUR FUND. THANK YOU FOR YOUR TIME. (end call)
 AGREES TO GIVE LAST FOUR DIGITS OF SSN:
 IF YOU WOULD LIKE TO CHANGE YOUR VOTE BY TELEPHONE, I WILL READ YOU THE PROPOSAL AND ASK YOU WHETHER YOU VOTE "FOR", "AGAINST", OR "ABSTAIN".
 THE MERGER PROPOSAL IS: "TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION BETWEEN SPARTAN CALIFORNIA INTERMEDIATE MUNICIPAL INCOME FUND AND FIDELITY CALIFORNIA MUNICIPAL INCOME FUND."
DO YOU VOTE "FOR", "AGAINST", OR "ABSTAIN" ?
 THANK YOU.  AS I MENTIONED, I'LL BE SURE TO SEND A CONFIRMATION OF YOUR
VOTE TO YOU BY MAIL.   THANKS FOR YOUR TIME THIS EVENING. (End call.)

SPARTAN(registered trademark) CALIFORNIA INTERMEDIATE MUNICIPAL INCOME FUND FAX INSTRUCTIONS
[For customers who would like to fax their vote to the proxy tabulator:]
IF YOU WOULD LIKE, YOU CAN FAX YOUR SIGNED PROXY CARD TO THE PROXY TABULATOR. THE FAX NUMBER IS 1-888-451-8683. IF YOU CHOOSE TO FAX, PLEASE FAX BOTH THE FRONT AND BACK OF YOUR CARD.

SPARTAN(registered trademark) CALIFORNIA INTERMEDIATE MUNICIPAL INCOME FUND Script for Leaving a Message on an Answering Machine
HELLO, MR./MS. (SHAREHOLDER). MY NAME IS ___________. I AM CALLING ON BEHALF OF FIDELITY INVESTMENTS FOLLOWING UP ON A RECENT PROXY MAILING THEY SENT YOU REGARDING THE SPARTAN CALIFORNIA INTERMEDIATE MUNICIPAL INCOME FUND. WE ARE ASSISTING FIDELITY IN CONNECTION WITH THE PROXY VOTE TO APPROVE AN IMPORTANT PROPOSAL THAT AFFECTS YOUR FUND.
PLEASE REVIEW THE PROXY MATERIALS AT YOUR EARLIEST CONVENIENCE.   PLEASE
RESPOND PROMPTLY TO ENSURE THAT YOUR VOTE IS RECEIVED BEFORE THE SHAREHOLDER MEETING ON AUGUST 4TH.
IF YOU WOULD LIKE TO VOTE, YOU MAY EITHER RETURN THE SIGNED PROXY CARD OR CAST YOUR VOTE BY PHONE BY CALLING D.F. KING. IF YOU HAVE ANY QUESTIONS ABOUT THE PROPOSAL OR WOULD LIKE TO VOTE WITH A SIMPLE TELEPHONE CALL, PLEASE CALL D.F. KING AT 1-800-628-8538. THANK YOU FOR YOUR TIME.

SPARTAN(registered trademark) CALIFORNIA INTERMEDIATE MUNICIPAL INCOME FUND LOG SHEET
 Date__________________
 DF King Rep_________________
Address Correction
Social Security No.  (record from database; do not ask
shareholder)________________
Shareholder Name_______________________________________________________
Street Address _________________________________________________________
City_________________________State_____________Zip Code_________________
Materials to Be Sent
Proxy Card Only ________
Full Proxy Kit  __________
Comments
Notable Shareholder Response____________________________________________
_____________________________________________________________________
_____________________________________________________________________
Issues/Best Time to
Call____________________________________________________
______________________________________________________________________
______________________________________________________________________
Was Shareholder Transferred to Fidelity Representative?
Yes_______No________
Fidelity to contact this shareholder?  (List issues above)
Yes_______No________